Exhibit 99.1

Contact Information:

Investors: Corey Kinger (212) 601-7569 corey.kinger@weightwatchers.com	Media: Sara Bosco (347) 421-0389 sara.n.bosco@weightwatchers.com

WEIGHT WATCHERS ANNOUNCES THIRD QUARTER 2017 RESULTS AND

RAISES FULL YEAR 2017 GUIDANCE

•	Revenues in Q3 2017 of $324 million, up 15%, or 14% on a constant currency basis, year-over-year

•	Total Paid Weeks in Q3 2017 up 20% year-over-year

•	Q3 2017 End of Period Subscribers up 18% year-over-year to 3.4 million

•	Operating Income in Q3 2017 of $91 million, up 37%, or 34% on a constant currency basis, year-over-year

•	EPS in Q3 2017 of $0.65, up from $0.53 in the prior year period

•	FY 2017 EPS guidance raised to a range of $1.77 to $1.83 versus prior guidance of $1.57 to $1.67

NEW YORK, N.Y., November 6, 2017 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the third quarter of fiscal 2017 and raised its full year fiscal 2017 earnings guidance.

“Weight Watchers delivered strong performance across all major geographies in the third quarter, which resulted in high-quality earnings results,” said Mindy Grossman, the Company’s President and CEO. “We are excited about the upcoming winter season and the launch of our new program, which has received highly positive and enthusiastic feedback in consumer trials. We have a tremendous opportunity to continue to evolve Weight Watchers into a global, healthy living brand.”

“Our solid financial performance continued with year-over-year revenue growth, gross margin expansion, increased profitability, and strong cash generation,” said Nick Hotchkin, the Company’s CFO. “We are confident our business momentum will continue throughout the balance of the year, and therefore, we are raising our earnings guidance for the full year 2017.”

Q3 2017 Consolidated Results

	Three Months Ended			% Change Adjusted for Constant Currency
	September 30, 2017	October 1, 2016
			% Change
(in millions except percentages and per share amounts)
Service Revenues, net	$273.2	$232.6	17.5%	16.1%
Product Sales and Other, net	50.5	48.2	4.6%	3.3%

Revenues, net	$323.7	$280.8	15.3%	13.9%
Operating Income	$91.4	$66.8	36.8%	34.4%
Net Income*	$44.7	$34.7	29.0%	25.8%
EPS	$0.65	$0.53	23.7%	20.6%
Total Paid Weeks	45.4	38.0	19.8%	N/A
Meeting(1) Paid Weeks	18.9	17.0	11.2%	N/A
Online(2) Paid Weeks	26.6	21.0	26.7%	N/A
End of Period Subscribers(3)	3.4	2.8	18.4%	N/A
Meeting Subscribers	1.3	1.2	10.6%	N/A
Online Subscribers	2.0	1.6	24.4%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1) “Meetings” refers to providing access to combined meetings and digital offerings to the Company’s commitment plan subscribers (including Total Access subscribers), as well as access to meetings to the Company’s “pay-as-you-go” members and other meetings members.

(2) “Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.

(3) “Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs.

*Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

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Q3 2017 Business and Financial Highlights

•	End of Period Subscribers in Q3 2017 were up 18.4% versus the prior year period, driven by growth in all major geographic markets. Q3 2017 End of Period Meeting Subscribers were up 10.6% and End of Period Online Subscribers were up 24.4% versus the prior year period.

•	Total Paid Weeks in Q3 2017 were up 19.8% versus the prior year period, driven by growth in all major geographic markets. Q3 2017 Meeting Paid Weeks increased 11.2% and Online Paid Weeks increased 26.7% versus the prior year period.

•	Revenues in Q3 2017 were $323.7 million. On a constant currency basis, Q3 2017 revenues increased 13.9% versus the prior year period.

o	Service Revenues in Q3 2017 were $273.2 million. On a constant currency basis, these revenues increased 16.1% versus the prior year period. This increase was driven by growth in all major geographic markets on a constant currency basis.

o	Product Sales and Other in Q3 2017 were $50.5 million. On a constant currency basis, these revenues increased 3.3% versus the prior year period, with growth in product sales partially offset by declines in licensing.

•	Operating Income in Q3 2017 was $91.4 million. On a constant currency basis, operating income increased 34.4% versus the prior year period. This increase was primarily driven by operating leverage on higher revenues in the quarter versus the prior year period.

•	Tax Rate in Q3 2017 was 30.5% as compared to 10.3% in the prior year period. The Q3 2017 tax rate was lower than anticipated due to the reversal of certain tax reserves.

•	Net Income in Q3 2017 was $44.7 million compared to $34.7 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q3 2017 was $0.65 compared to $0.53 in the prior year period.

Certain Items Affecting Year-Over-Year Comparability

•	Q3 2017 results benefited from the reversal of certain tax reserves, the impact of which positively impacted EPS by $0.03 per fully diluted share.

•	Q3 2016 results benefited from a lower tax rate in the quarter, primarily driven by the net tax incentives related to prior-year technology investments partially offset by out-of-period adjustments. The net impact of these items positively impacted Q3 2016 EPS by $0.13 per fully diluted share.

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Other Items

•	Cash balance was $178.2 million as of the end of Q3 2017. At September 30, 2017, under the Company’s credit facility, the Company had $1,930.4 million outstanding consisting entirely of Tranche B-2 Term Loans and had $47.8 million in available unused commitments under the revolving facility thereunder.

Full Year Fiscal 2017 Earnings Guidance

The Company is raising its full year fiscal 2017 earnings guidance to between $1.77 and $1.83 per fully diluted share.

Third Quarter 2017 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, will discuss the third quarter fiscal 2017 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

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About Weight Watchers International, Inc.

Weight Watchers International, Inc. is one of the most recognized and trusted brand names among weight-conscious consumers. Weight Watchers provides commercial weight management services through a global network of Company-owned and franchise operations and offers innovative, digital weight management products through its websites, mobile sites and apps. These services and products are built on the Company’s weight management program, which helps millions of people around the world lose weight through sensible and sustainable food plans, activity, behavior modification and group support. Weight Watchers has an unparalleled network of service providers to assist members on their journey and also offers a wide range of products, publications and programs for those interested in weight loss and healthier living.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees, suppliers and other partners; the inability to refinance the Company’s debt obligations on favorable terms or at all; the impact of the Company’s debt service obligations and restrictive debt covenants; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., who effectively controls the Company, will conflict with other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

5

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	September 30,	December 31,
	2017	2016
ASSETS
Current assets	$280.5	$235.2
Property and equipment, net	48.8	49.6
Goodwill, franchise rights and other intangible assets, net	974.2	973.4
Other assets	12.0	12.8

TOTAL ASSETS	$1,315.5	$1,271.0

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$293.2	$292.4
Long-term debt	1,884.8	1,981.3
Deferred income taxes, other	218.2	200.2

TOTAL LIABILITIES	$2,396.2	$2,473.9

Redeemable noncontrolling interest	4.6	4.7
Shareholders’ deficit	(1,085.3)	(1,207.6)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,315.5	$1,271.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	September 30,	October 1,
	2017	2016
Service revenues, net (1)	$273.2	$232.6
Product sales and other, net (2)	50.5	48.2

Revenues, net	323.7	280.8

Cost of services (3)	118.1	111.5
Cost of product sales and other (4)	28.5	25.0

Cost of revenues	146.6	136.5

Gross profit	177.1	144.3
Marketing expenses	30.3	30.1
Selling, general and administrative expenses	55.4	47.4

Operating income	91.4	66.8
Interest expense	27.0	28.3
Other expense (income), net	0.1	(0.1)

Income before income taxes	64.3	38.6
Provision for income taxes	19.6	4.0

Net income	44.7	34.6
Net loss attributable to the noncontrolling interest	0.1	0.0

Net income attributable to Weight Watchers International, Inc.	$44.7	$34.7

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.69	$0.54

Diluted	$0.65	$0.53

Weighted average common shares outstanding:
Basic	64.5	63.8

Diluted	68.7	65.8

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	September 30, 2017	October 1, 2016
Service revenues, net (1)	$817.7	$727.9
Product sales and other, net (2)	176.7	169.6

Revenues, net	994.4	897.5

Cost of services (3)	363.3	355.9
Cost of product sales and other (4)	100.9	86.5

Cost of revenues	464.2	442.5

Gross profit	530.2	455.0
Marketing expenses	158.7	157.8
Selling, general and administrative expenses	153.7	143.2

Operating income	217.8	154.1
Interest expense	82.2	87.0
Other expense, net	0.3	0.4
Gain on early extinguishment of debt	(1.6)	0.0

Income before income taxes	136.9	66.7
Provision for income taxes	36.5	12.4

Net income	100.4	54.3
Net loss attributable to the noncontrolling interest	0.1	0.1

Net income attributable to Weight Watchers International, Inc.	$100.5	$54.4

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.57	$0.85

Diluted	$1.48	$0.83

Weighted average common shares outstanding:
Basic	64.2	63.7

Diluted	67.9	65.9

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	September 30,	October 1,	Variance
	2017	2016
Meeting Paid Weeks (1)
North America	13.0	11.3	14.5%
UK	2.6	2.4	4.6%
CE	2.7	2.6	4.9%
Other (2)	0.7	0.6	3.4%

Total Meeting Paid Weeks	18.9	17.0	11.2%

Online Paid Weeks (1)
North America	17.0	13.4	26.5%
UK	1.8	1.5	17.3%
CE	7.2	5.4	32.8%
Other (2)	0.5	0.5	(1.8%)

Total Online Paid Weeks	26.6	21.0	26.7%

Total Paid Weeks (1)
North America	30.0	24.8	21.0%
UK	4.4	4.0	9.5%
CE	9.9	8.0	23.8%
Other (2)	1.2	1.2	1.0%

Total Paid Weeks	45.4	38.0	19.8%

End of Period Meeting Subscribers (3)
North America	0.9	0.8	14.1%
UK	0.2	0.2	1.1%
CE	0.2	0.2	4.9%
Other (2)	0.0	0.0	7.9%

Total End of Period Meeting Subscribers	1.3	1.2	10.6%

End of Period Online Subscribers (3)
North America	1.3	1.0	23.1%
UK	0.1	0.1	14.4%
CE	0.6	0.4	32.7%
Other (2)	0.0	0.0	1.8%

Total End of Period Online Subscribers	2.0	1.6	24.4%

Total End of Period Subscribers (3)
North America	2.2	1.8	19.1%
UK	0.3	0.3	6.5%
CE	0.8	0.6	23.8%
Other (2)	0.1	0.1	4.5%

Total End of Period Subscribers	3.4	2.8	18.4%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Australia, New Zealand and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended
	September 30,	October 1,	Variance
	2017	2016
Meeting Paid Weeks (1)
North America	39.7	35.0	13.5%
UK	7.9	7.8	0.5%
CE	8.6	8.4	1.6%
Other (2)	2.0	1.9	7.8%

Total Meeting Paid Weeks	58.3	53.2	9.5%

Online Paid Weeks (1)
North America	51.3	42.2	21.4%
UK	5.4	4.7	15.6%
CE	21.1	16.5	27.8%
Other (2)	1.7	1.7	1.5%

Total Online Paid Weeks	79.5	65.1	22.1%

Total Paid Weeks (1)
North America	91.0	77.2	17.8%
UK	13.3	12.5	6.2%
CE	29.7	25.0	18.9%
Other (2)	3.7	3.6	4.9%

Total Paid Weeks	137.7	118.3	16.4%

End of Period Meeting Subscribers (3)
North America	0.9	0.8	14.1%
UK	0.2	0.2	1.1%
CE	0.2	0.2	4.9%
Other (2)	0.0	0.0	7.9%

Total End of Period Meeting Subscribers	1.3	1.2	10.6%

End of Period Online Subscribers (3)
North America	1.3	1.0	23.1%
UK	0.1	0.1	14.4%
CE	0.6	0.4	32.7%
Other (2)	0.0	0.0	1.8%

Total End of Period Online Subscribers	2.0	1.6	24.4%

Total End of Period Subscribers (3)
North America	2.2	1.8	19.1%
UK	0.3	0.3	6.5%
CE	0.8	0.6	23.8%
Other (2)	0.1	0.1	4.5%

Total End of Period Subscribers	3.4	2.8	18.4%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Australia, New Zealand and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2017 Variance
						2017
						Constant
	Q3 2017			Q3 2016	2017	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2016	2016
Selected Financial Data
Consolidated Company Revenues	$323.7	$(3.9)	$319.8	$280.8	15.3%	13.9%
Consolidated Meeting Fees (1)	$165.6	$(1.6)	$164.0	$147.9	12.0%	10.8%
Consolidated Online Subscription Revenues (2)	$107.6	$(1.7)	$105.9	$84.6	27.1%	25.2%
Consolidated Service Revenues (3)	$273.2	$(3.3)	$269.9	$232.6	17.5%	16.1%
Consolidated Product Sales and Other (4)	$50.5	$(0.6)	$49.9	$48.2	4.6%	3.3%

North America
Meeting Fees (1)	$122.4	$(0.4)	$122.1	$107.6	13.8%	13.4%
Online Subscription Revenues (2)	$71.3	$(0.2)	$71.1	$57.9	23.1%	22.7%
Service Revenues (3)	$193.7	$(0.6)	$193.2	$165.5	17.0%	16.7%
Product Sales and Other (4)	$29.9	$(0.1)	$29.9	$27.4	9.5%	9.2%
Total Revenues	$223.7	$(0.6)	$223.0	$192.9	16.0%	15.6%

UK
Meeting Fees (1)	$13.3	$0.0	$13.4	$12.6	5.2%	5.6%
Online Subscription Revenues (2)	$5.7	$0.0	$5.7	$4.6	22.4%	22.8%
Service Revenues (3)	$19.0	$0.1	$19.1	$17.3	9.8%	10.2%
Product Sales and Other (4)	$6.5	$0.0	$6.5	$6.2	4.7%	4.9%
Total Revenues	$25.5	$0.1	$25.6	$23.5	8.5%	8.8%

CE
Meeting Fees (1)	$23.4	$(1.1)	$22.3	$21.3	10.0%	4.8%
Online Subscription Revenues (2)	$27.7	$(1.4)	$26.4	$19.3	43.8%	36.8%
Service Revenues (3)	$51.2	$(2.5)	$48.7	$40.6	26.1%	20.0%
Product Sales and Other (4)	$9.5	$(0.5)	$9.0	$10.1	(5.9%)	(10.5%)
Total Revenues	$60.7	$(2.9)	$57.7	$50.7	19.7%	13.9%

Other (5)
Meeting Fees (1)	$6.5	$(0.2)	$6.3	$6.4	1.2%	(2.2%)
Online Subscription Revenues (2)	$2.9	$(0.1)	$2.7	$2.8	3.3%	(0.7%)
Service Revenues (3)	$9.3	$(0.3)	$9.0	$9.2	1.8%	(1.7%)
Product Sales and Other (4)	$4.5	$(0.1)	$4.4	$4.6	(1.4%)	(3.6%)
Total Revenues	$13.9	$(0.4)	$13.4	$13.8	0.8%	(2.4%)

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2017 Variance
						2017
						Constant
	YTD 2017			YTD 2016	2017	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2016	2016
Selected Financial Data
Consolidated Company Revenues	$994.4	$6.0	$1,000.4	$897.5	10.8%	11.5%
Consolidated Meeting Fees (1)	$505.0	$2.9	$507.8	$464.3	8.8%	9.4%
Consolidated Online Subscription Revenues (2)	$312.7	$1.2	$313.9	$263.6	18.6%	19.1%
Consolidated Service Revenues (3)	$817.7	$4.0	$821.7	$727.9	12.3%	12.9%
Consolidated Product Sales and Other (4)	$176.7	$2.0	$178.7	$169.6	4.2%	5.4%

North America
Meeting Fees (1)	$376.1	$(0.2)	$375.9	$334.2	12.5%	12.5%
Online Subscription Revenues (2)	$213.0	$(0.1)	$212.8	$183.7	16.0%	15.9%
Service Revenues (3)	$589.1	$(0.4)	$588.7	$517.9	13.8%	13.7%
Product Sales and Other (4)	$106.3	$(0.1)	$106.2	$95.4	11.4%	11.3%
Total Revenues	$695.4	$(0.4)	$695.0	$613.3	13.4%	13.3%

UK
Meeting Fees (1)	$39.4	$3.6	$43.1	$43.1	(8.4%)	(0.0%)
Online Subscription Revenues (2)	$15.9	$1.4	$17.3	$14.6	8.6%	18.1%
Service Revenues (3)	$55.3	$5.0	$60.3	$57.7	(4.1%)	4.6%
Product Sales and Other (4)	$20.6	$2.0	$22.5	$22.4	(8.1%)	0.6%
Total Revenues	$75.9	$7.0	$82.9	$80.1	(5.2%)	3.5%

CE
Meeting Fees (1)	$70.2	$0.4	$70.6	$69.4	1.1%	1.7%
Online Subscription Revenues (2)	$75.0	$0.2	$75.2	$57.2	31.1%	31.5%
Service Revenues (3)	$145.2	$0.6	$145.8	$126.6	14.7%	15.2%
Product Sales and Other (4)	$34.4	$0.4	$34.8	$36.8	(6.6%)	(5.6%)
Total Revenues	$179.6	$1.0	$180.6	$163.4	9.9%	10.5%

Other (5)
Meeting Fees (1)	$19.3	$(1.0)	$18.3	$17.6	9.1%	3.7%
Online Subscription Revenues (2)	$8.9	$(0.3)	$8.6	$8.1	9.5%	5.7%
Service Revenues (3)	$28.1	$(1.3)	$26.9	$25.7	9.3%	4.4%
Product Sales and Other (4)	$15.4	$(0.3)	$15.1	$14.9	3.2%	1.2%
Total Revenues	$43.5	$(1.6)	$42.0	$40.7	7.0%	3.2%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2017 Variance
						2017
	Q3 2017			Q3 2016		Constant
					2017	Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2016	vs 2016
Selected Financial Data
Gross Profit	$177.1	$(2.5)	$174.6	$144.3	22.7%	21.0%
Gross Margin	54.7%		54.6%	51.4%
Selling, General and Administrative Expenses	$55.4	$(0.4)	$55.0	$47.4	16.8%	15.8%
Operating Income	$91.4	$(1.6)	$89.8	$66.8	36.8%	34.4%
Operating Income Margin	28.2%		28.1%	23.8%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2017 Variance
						2017
	YTD 2017			YTD 2016		Constant
					2017	Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2016	vs 2016
Selected Financial Data
Gross Profit	$530.2	$2.9	$533.1	$455.0	16.5%	17.2%
Gross Margin	53.3%		53.3%	50.7%
Selling, General and Administrative Expenses	$153.7	$0.5	$154.2	$143.2	7.3%	7.7%
Operating Income	$217.8	$0.6	$218.4	$154.1	41.4%	41.7%
Operating Income Margin	21.9%		21.8%	17.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30, 2017	October 1, 2016	September 30, 2017	October 1, 2016
Net Income	$44.7	$34.7	$100.5	$54.4
Interest	27.0	28.3	82.2	87.0
Taxes	19.6	4.0	36.5	12.4
Depreciation and Amortization	12.8	13.4	38.3	39.1
Stock-based Compensation	4.6	(0.6)	9.4	4.4

EBITDAS	$108.6	$79.8	$266.9	$197.3

Note: Totals may not sum due to rounding.